1ST SECURITY BANK

FS BANCORP, INC.

Investor Presentation

March 11, 2013


1ST SECURITY BANK

Build a truly great place to work and bank.

FSBW Vision Statement

SAFE HARBOR STATEMENT

Certain matters discussed in this presentation may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are not statements of historical fact and often include the words "believes," "expects," "anticipates," "estimates," "forecasts," "intends," "plans," "targets," "potentially," "probably," "projects," "outlook" or similar expressions or future or conditional verbs such as "may," "will," "should," "would" and "could." Forward-looking statements include statements with respect to our beliefs, plans, objectives, goals, expectations, assumptions and statements about future performance. These forward-looking statements are subject to known and unknown risks, uncertainties and other factors that could cause our actual results to differ materially from the results anticipated, including, but not limited to: general economic conditions, either nationally or in our market area, that are worse than expected; the credit risks of lending activities, including changes in the level and trend of loan delinquencies and write offs and changes in our allowance for loan losses and provision for loan losses that may be impacted by deterioration in the housing and commercial real estate markets; fluctuations in the demand for loans, the number of unsold homes, land and other properties and fluctuations in real estate values in our market area; increases in premiums for deposit insurance; the use of estimates in determining fair value of certain of our assets, which estimates may prove to be incorrect and result in significant declines in valuation; changes in the interest rate environment that reduce our interest margins or reduce the fair value of financial instruments; increased competitive pressures among financial services companies; our ability to execute our plans to grow our residential construction lending, our mortgage banking operations and our warehouse lending and the geographic expansion of our indirect home improvement lending; our ability to attract and retain deposits; our ability to control operating costs and expenses; changes in consumer spending, borrowing and savings habits; our ability to successfully manage our growth; legislative or regulatory changes that adversely affect our business or increase capital requirements, including changes related to Basel III; the effect of the Dodd-Frank Wall Street Reform and Consumer Protection Act and implementing regulations, changes in regulation policies and principles, or the interpretation of regulatory capital or other rules; adverse changes in the securities markets; changes in accounting policies and practices, as may be adopted by the bank regulatory agencies, the Public Company Accounting Oversight Board or the Financial Accounting Standards Board; costs and effects of litigation, including settlements and judgments and inability of key third-party vendors to perform their obligations to us. Additional information concerning certain of these risk and uncertainties are described in FS Bancorp, Inc.'s prospectus and quarterly, annual and other report filed with the SEC.

SAFE HARBOR STATEMENT

Any of the forward-looking statements that we make in this presentation and in the other public statements we make are based upon management's beliefs and assumptions at the time they are made. We undertake no obligation to publicly update or revise any forward-looking statements included in this presentation or to update the reasons why actual results could differ from those contained in such statements, whether as a result of new information, future events or otherwise. We caution readers not to place undue reliance on any forward-looking statements. We do not undertake and specifically disclaim any obligation to revise any forward-looking statements to reflect the occurrence of anticipated or unanticipated events or circumstances after the date of such statements. These risks could cause our actual results for fiscal 2013 and beyond to differ materially from those expressed in any forward-looking statements by, or on behalf of us, and could negatively affect the Company's operations and stock price performance.

Agenda

- History
- Culture
- Footprint
- Financial Results
- Lending Breakout
- Business Plan
- Questions and Answers

Bank History

- Founded in 1936 as a credit union. Operated as a credit union until 2004.
- Converted to a state chartered mutual savings bank on April 1, 2004, operating as 1st Security Bank of Washington.
- Converted to a stock savings bank on July 9, 2012. Holding company under the name FS Bancorp, Inc. 100% owner of 1st Security Bank of Washington.

WASHINGTON CREDIT UNION

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1ST SECURITY BANK

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FS BANCORP, INC.

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FSBW

Bank Culture

- Vision: "Build a truly great place to work and bank."
- Mission: "Live our Core Values and 'wow' each other and our customers every day."
- Business Philosophy
- Emphasis on collaboration
- Best idea wins
- Jim Collins' Good to Great lessons

First Who… then What

- Get the right people on the bus (the right people don't need to be tightly managed, they are self-motivated and want to build something great)
- Get the wrong people off the bus (with the wrong people, it does not matter if you discover the right direction, you still won't build a great company)
- When in doubt, don't hire – keep looking
- When you know you need to make a people change, act
- Put your best people on your biggest opportunities, not your biggest problems
- Once you have the right people, they will debate vigorously in search of the best answers

Joe Adams, CEO. Joined 2003.	Member of the Board of Directors and 9 years at the bank/credit union. Prior to joining the bank, Mr. Adams practiced law from 1985 to 2003.
Drew Ness, COO. Joined 2008.	Over 20 years of banking experience. Previously Mr. Ness served as First Mutual Bank's Vice President, Admin/Operations.
Steven Haynes, CCO. Joined 2005.	Over 25 years of banking experience. Mr. Haynes previously served as Senior Vice President – Commercial Lending at US Bank.
Matthew Mullet, CFO. Joined 2011.	Over 12 years of Financial Institution experience including 4 years as a regulator for Washington State. Previous experience as Golf Savings Bank's CFO from 2007-2010.
Dennis O'Leary, CLO. Joined 2011.	Over 25 years of lending experience. Previous experience as an SVP of construction lending at a large regional Northwest lender.
Debbie Steck, SVP Home Lending. Joined 2011.	SVP Home Lending Operations. Over 25 years of Home lending experience including 10 years with Golf Savings Bank.
Donn Costa, SVP Home Lending. Joined 2011.	Over 25 years of Home lending experience including 10 years with Golf Savings Bank. 2012 President of the Seattle Mortgage Bankers Association.

1st Security Bank Footprint


Print | Download To GPS
Fullscreen
Map
Satellite
Sequim
Townsend
Port Hadlock-Irondale
Whidbey Island
North Marysville
Lake Stevens
Paine Field-Lake
Puget Sound
Monroe
Richm
Highlands
Woodinville
Ballard
Silverdale
Bainbridge Island
Chico
Newport Hills
Issaquah
Snoqualmie
North Bend
Shorewood
SeaTac
Belfair
Kent
Covington
Federal Way
Gig Harbor
University Place
Shelton
Lakewood
Puyallup
South Hill
Enumclaw
Buckley
Spanaway
Orting
Graham
Olympia
Yelm
Map data ©2012 Google - Terms of Use Report a map error

Poulsbo
Poulsbo Home Lending

Edmonds

Lynnwood

Administrative Offices

Canyon Park

Overlake
Bellevue Home Lending

Puyallup

Capitol Hill Branch projected grand opening Spring 2013.

Snohomish County 2008 and Now

Headquartered in Snohomish County: December 31, 2008

Frontier Bank*	$4,099,493
Cascade Bank*	$1,636,243
City Bank*	$1,325,541
Golf Savings Bank*	$519,651
North County Bank*	$349,771
1st Security Bank	$255,369
Coastal Community Bank	$242,683
First Heritage Bank*	$207,451
The Bank of Washington	$205,843
Prime Pacific Bank, NA	$185,152
Pacific Crest Savings Bank	$149,018
Mountain Pacific Bank	$132,912
UniBank	$122,568
Bank of Everett*	$44,755

Headquartered in Snohomish County: December 31, 2012

Coastal Community Bank	$370,715
1st Security Bank	$359,055
UniBank	$187,896
Pacific Crest Savings Bank	$157,198
Mountain Pacific Bank	$133,570
Prime Pacific Bank, N.A.	$125,331
The Bank of Washington	$124,893

Information from the FFIEC Central Data Repository's Public Data Distribution web site as of 2/28/2013.

*Indicates a financial institution no longer chartered in Snohomish County.

Northwest Economy



- Jobs, Jobs, Jobs.
- Housing and Home Building.
- Major employers include Boeing, Microsoft, Amazon, Starbucks, Costco, Google, Russell, and Nordstrom.
- Population growth, income growth, and housing affordability.

Financial History

Data prior to December 31, 2012 is reported for the Bank only.

	12/31/2012	12/31/2011	12/31/2010	12/31/2009	12/31/2008
Net Loans	$274,949	$217,131	$230,822	$231,441	$222,974
Total Assets	$359,030	$283,793	$292,334	$281,836	$255,368
Total Deposits	$288,949	$246,418	$243,957	$230,985	$216,056
Total Equity	$59,897	$26,767	$24,795	$23,315	$27,862
Net Income*	$5,295	$1,545	$1,602	$(4,574)	$(3,804)

* 12/31/2012 Net Income includes $2.1 million of tax provision reversal.

Numbers presented in thousands (000's)

Income Statement

Twelve months ended December 31, 2012 (Consolidated)

Interest Income	$18,787
Interest Expense	(2,363)
Net Interest Income	**16,424**
Provision for Loan Losses	(2,913)
NII after Provision	**13,511**
Noninterest Income	6,164
Noninterest Expense	(16,477)
Income Pre Tax Provision	**3,198**
Benefit for Income Tax	2,097
Net Income	**$5,295**

Twelve months ended December 31, 2011 (Bank only)

Interest Income	$16,478
Interest Expense	(3,006)
Net Interest Income	**13,472**
Provision for Loan Losses	(2,369)
NII after Provision	**11,103**
Noninterest Income	2,475
Noninterest Expense	(12,033)
Income Pre Tax Provision	**1,545**
Benefit for Income Tax	0
Net Income	**$1,545**

Numbers presented in thousands (000's)

Balance Sheet

Numbers presented in thousands (000's)

As of December 31, 2012 (Consolidated)

Cash and Cash Equivalents	$9,413
Securities AFS at Fair Value	45,078
Loans Held for Sale	8,870
Loans Receivable, Net	274,949
Other Real Estate Owned	2,127
Premises and Equipment, Net	12,663
Other Assets*	5,930
TOTAL ASSETS	**359,030**
Total Deposits	288,949
Borrowings	6,840
Other Liabilities	3,344
TOTAL LIABILITIES	**299,133**
TOTAL EQUITY	**59,897**

As of December 31, 2011 (Bank Only)

Cash and Cash Equivalents	$19,253
Securities AFS at Fair Value	28,696
Loans Held for Sale	0
Loans Receivable, Net	217,131
Other Real Estate Owned	4,589
Premises and Equipment, Net	9,852
Other Assets*	4,272
TOTAL ASSETS	**283,793**
Total Deposits	246,418
Borrowings	8,900
Other Liabilities	1,708
TOTAL LIABILITIES	**257,026**
TOTAL EQUITY	**26,767**

***Includes accrued interest receivable, deferred tax asset, and other assets.**

Selected Bank Only Financial Ratios

	12/31/2012	12/31/2011	12/31/2010
Return on Average Assets	1.64%	0.56%	0.59%
Net Interest Margin	5.53%	5.26%	5.33%
Efficiency Ratio	70.97%	73.84%	69.86%
Net Loans & Leases to Deposits	93.94%	87.55%	93.92%
Non-Curr LNS+OREO to LNS+OREO	1.39%	3.03%	4.18%
ALLL/Total Loans and Leases not HFS	1.68%	1.97%	2.50%
Tier One Leverage Capital (Bank)	13.25%	9.30%	9.08%

Ratios represent bank performance from the FFIEC Uniform Bank Performance Report.

Loan Diversification

Target Loan Mix

Type	Percentage of Gross Loans including HFS
Consumer Lending	30%
Commercial Real Estate	30%
Business Lending	20%
Residential Lending	20%
TOTAL	100%

Actual 12/31/2012

Type	Percentage of Gross Loans including HFS
Consumer Lending	38%
Commercial Real Estate	24%
Business Lending	25%
Residential Lending	13%
TOTAL	100%

Actual 12/31/2011

Type	Percentage of Gross Loans including HFS
Consumer Lending	52%
Commercial Real Estate	18%
Business Lending	20%
Residential Lending	10%
TOTAL	100%

Consumer lending consists of indirect dealer loans and branch consumer loans. Commercial real estate consists of owner and non owner occupied real estate and residential construction. Business lending includes C+I loans as well as warehouse lending. Residential includes all 1-4 family residential liens including home equity and held for sale.

Loan Portfolio Composition

As of December 31, 2012 (Consolidated)


13%
24%
38%
25%
1-4 Family Real Estate Loans*
Commercial Real Estate Loans
Consumer Loans
Commercial Business Loans

As of December 31, 2011 (Bank Only)


10%
18%
52%
20%
1-4 Family Real Estate Loans*
Commercial Real Estate Loans
Consumer Loans
Commercial Business Loans

*1-4 Family includes Held for Sale.

Organic Loan Growth

- Diversify the network of indirect consumer dealers and consumer products
- Niche residential construction lending
- Loan officer originated home loans
- Business lending including warehouse lending
- Commercial real estate lending with an emphasis on bank customer cross sell
- Retail bank cross sell initiatives

Consumer Lending

2012 Portfolio Highlights

- $108.7MM Outstanding as of 12/31/12
- $43.9MM in Originations (Up 67% YOY)
- $12.6MM of Marine Sold in 2012
- Top 10 Dealers accounted for $21.7MM (51.4%) of loan originations in 2012

2012 Production by State

- 63.8% Washington
- 30.1% Oregon
- 6.1% California

2009-2012 Portfolio Credit Quality


70.0%
60.0%
50.0%
40.0%
30.0%
20.0%
10.0%
0.0%
< 680
680 - 719
720+
FICO Scores
2009
2012

2012 Portfolio Characteristics


Automobile 2%
Other 2%
Recreational 17%
Home Improvement 79%

Commercial Business Lending

2012 Portfolio Highlights

- $73.5MM Outstanding as of 12/31/12 (Up 70% YOY)
- $98.3MM Commitments as of 12/31/12 (Up 45% YOY)
- $38.9MM of Outstanding balances are Warehouse related

2012 Mortgage Warehouse Line Increase

- Commitments increased from $35MM to $58MM YOY
- Outstanding balances at year end increased from $17MM to $39MM YOY
- Revenues increased from $498K to $1.4MM YOY

2012 Year End Portfolio


C+I Business Lending 47%
Warehouse Lending 53%

2010 – 2012 Warehouse Balances


$45,000,000
$40,000,000
$35,000,000
$30,000,000
$25,000,000
$20,000,000
$15,000,000
$10,000,000
$5,000,000
$-
Mar-10
Jun-10
Sep-10
Dec-10
Mar-11
Jun-11
Sep-11
Dec-11
Mar-12
Jun-12
Sep-12
Dec-12

Home Lending

2012 Total Closings: $145.7MM

- 4th Quarter Closings: $65MM
- 4th Quarter Average Purchase Percentage: 29%
- 4th Quarter New Applications: $73MM
- 27% of all applications were bank referred
- Opened the Bellevue Production Office
- Poulsbo Production Office opened in the first quarter of 2013 in the bank branch.

Home Lending

2012 Servicing unpaid principal balance $128.6MM

- Fourth quarter increase in servicing asset: $39.6MM
- Mortgage servicing rights value : .80%
- Sub-servicing with private label servicer

2012 Margins on loan sales: 2.47%

- Fourth quarter margins: 2.86%

Residential Construction Lending

Portfolio Highlights

- $67.3MM in 2012 Originations
- $1.28MM in 2012 Fees Charged
- $56.6MM Committed as of 12/31/12
- $28.7MM Outstanding as of 12/31/12
- $21.3MM Loan Payoffs in 2012
- 6.90% Average Interest Rate
- 67% Average Loan-To-Value
- 87% Average Loan-To-Cost
- 89% in King County

Portfolio Concentration (Committed)


$51.6MM
Vertical
Construction
91%
9%
$5.0MM
Finished Lots

*Data as of 12/31/2012

Revenue Growth: Outpacing Expenses


$25,000
$20,000
$15,000
$10,000
$5,000
$-
2008
2009
2010
2011
2012
Total Revenue
Non Interest Expense

Numbers in thousands (000's)

Nonperforming Assets


$5,000
$4,500
$4,000
$3,500
$3,000
$2,500
$2,000
$1,500
$1,000
$500
$-
Non Accrual Loans
OREO
Repo'd Property
31-Dec-11
30-Sep-12
31-Dec-12

Numbers reported in thousands (000's)

Retail Deposits: Relationship Focused

Strategy to expand the share of current customers wallets. Average balance per account increased from $14.8k to $19.5k in 2012

Total Business Account Balances


$90,000
$80,000
$70,000
$60,000
$50,000
$40,000
$30,000
$20,000
$10,000
$0
2011
2012

Total Checking Account Balances


$70,000
$60,000
$50,000
$40,000
$30,000
$20,000
$10,000
$0
2011
2012

Numbers in Thousands (000's)

1ST SECURITY BANK

FS BANCORP, INC.

Deposit Trends

As of December 31, 2012 (Consolidated)



Checking
MMDA and Savings
CD's less than $250,000
CD's $250,000+
$20,449
7%
$58,513
20%
$83,929
29%
$126,058
44%
Numbers reported in (000's)

As of December 31, 2011 (Bank Only)



Checking
MMDA and Savings
CD's less than $250,000
CD's $250,000+
$22,774
9%
$39,923
16%
$73,132
30%
$110,589
45%
Numbers reported in (000's)

Business Plan Summary

- Growing and diversifying our loan portfolio
- Maintaining and improving asset quality
- Emphasizing lower cost core deposits to reduce the costs of funding our loan growth
- Capturing our customers' full relationship by offering a wide range of products and services
- Expanding our reach by leveraging our well-established involvement in the community and by selectively emphasizing products and services designed to meet our customers' banking needs

Contact Information

Joseph C. Adams
joea@fsbwa.com
Chief Executive Officer
425-697-8048

Matthew D. Mullet
mattm@fsbwa.com
Chief Financial Officer
425-697-8026

6920 220th Street Southwest
Mountlake Terrace,
Washington 98043